UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-3757

                  DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        May 31,

Date of reporting period:       May 31, 2003




(PAGE)

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus
      California Tax Exempt
      Bond Fund, Inc.

      ANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                      Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Tax Exempt Bond Fund, Inc. covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

June 16, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2003, the fund achieved a total return of 10.30% .(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 10.36% for the same period.(2) In addition, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 9.15% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

California' s municipal bond market was primarily influenced by declining interest rates and robust investor demand for high-quality municipal bonds. The fund' s return was roughly in line with its benchmark, which contains bonds from many states, not just California, and does not reflect fees and expenses. The fund produced a higher return than its Lipper category average, which we attribute to our focus on high-quality securities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund's average portfolio maturity is not restricted.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Much of the reporting period was difficult for California's bond market. Because the U.S. economy grew only modestly, the state received less revenue from income taxes, sales taxes and capital gains taxes than it had projected. Faced with a budget deficit estimated at more than $34 billion, the state attempted to bridge a significant portion of the gap by issuing municipal bonds. At the same time, several of the major, independent rating services downgraded California's credit rating to the single-A range, effectively increasing the state's borrowing costs.

The credit-rating downgrade and surge in the supply of newly issued bonds contributed to heightened market volatility throughout the reporting period. The effects of California's budget problems might have been more severe had it not been for generally favorable market conditions on the national level. The Federal Reserve Board's attempts to stimulate renewed economic growth included lower interest rates, which drove bond yields lower and prices higher, contributing positively to the fund's total return.

Because of these mounting fiscal pressures, we have continued to focus on high-quality securities. As of the end of the reporting period, more than 65% of the fund's holdings was rated triple-A, and more than 85% was rated single-A or better. This strong credit profile helped the fund's relative performance as lower-rated credits performed relatively poorly.


As part of our conservative strategy, we shifted assets away from the state's uninsured general obligation bonds early in the reporting period. Instead, we favored bonds from highly rated local government entities, including revenue-producing essential-services facilities, such as water and sewer plants, and certain school districts. Toward the end of the reporting period, however, general obligation bonds had fallen to price levels we considered attractive relative to historical norms. In addition, the state announced preliminary plans to address its budget deficit that we believe are based on realistic revenue forecasts. If an appropriate political consensus can be established, we may begin to shift some assets back to the state's general obligation securities.

Finally, the fund benefited during most of the reporting period from its relatively long average duration. As interest rates fell to historical lows, we reduced the fund's average duration later in the reporting period to a range we consider neutral relative to the fund's Lipper category average.

What is the fund's current strategy?

We continue to maintain what we consider to be a relatively conservative investment posture, and we continue to monitor California's fiscal condition. When purchasing new securities to complement the fund's core holdings, we generally have focused on high-quality, income-oriented bonds in the 20-year maturity range. Recently, we have maintained a relatively large cash reserve in anticipation of an increase in the supply of newly issued bonds this summer

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

                Dreyfus        Lehman
               California     Brothers
               Tax Exempt    Municipal
   PERIOD         Bond          Bond
              Fund, Inc.      Index *

   5/31/93      10,000        10,000
   5/31/94      10,158        10,247
   5/31/95      10,760        11,181
   5/31/96      10,930        11,691
   5/31/97      11,762        12,660
   5/31/98      12,808        13,847
   5/31/99      13,297        14,494
   5/31/00      13,026        14,369
   5/31/01      14,586        16,113
   5/31/02      15,562        17,161
   5/31/03      17,164        18,941


Comparison of change in value of $10,000 investment in Dreyfus California Tax Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/03


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           10.30%              6.03%             5.55%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. ON 5/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

May 31, 2003



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.5%                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--85.4%

Anaheim Public Finance Authority, Tax Allocation Revenue

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               23,825,400

California, GO:

   5.50%, 9/1/2024                                                                           10,000,000               10,580,500

   5%, 2/1/2026                                                                              15,000,000               15,377,850

   5.65%, 6/1/2030                                                                           22,330,000               24,038,245

   5%, 2/1/2032                                                                              23,000,000               23,502,780

California Department of Veteran Affairs,

  Home Purchase Revenue

   5.50%, 12/1/2019                                                                          15,000,000               16,169,100

California Department of Water Resources:

  (Central Valley Project--Water System Revenue)

      5%, 12/1/2011 (Insured; FGIC)                                                          15,415,000               17,857,815

   Power Supply Revenue:

      5.875%, 5/1/2016                                                                       10,000,000               11,575,000

      5.375%, 5/1/2018 (Insured; AMBAC)                                                      27,100,000               30,771,779

California Educational Facilities Authority, Revenue:

  (California Institute of Technology)

      5%, 10/1/2032                                                                          19,500,000               20,555,730

   (University of Southern California)

      5%, 10/1/2033                                                                          26,000,000               27,499,160

California Health Facilities Financing Authority,

  Revenue:

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                        27,695,000               29,935,525

      (San Diego Hospital Association)

         6.125%, 8/1/2022 (Insured; MBIA)                                                     4,250,000                4,351,065

      (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                        3,000,000                3,253,050

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         1,380,000                1,424,795

      6.40%, 8/1/2027 (Insured; MBIA)                                                         7,905,000                8,121,597

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,130,000                7,506,464

   Revenue 11.64%, 8/1/2026                                                                   5,610,000  (a,b)         6,071,422

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        1,390,000                1,484,020

      6.30%, 8/1/2024                                                                         3,785,000                3,933,145

      6.45%, 8/1/2025                                                                         5,050,000                5,188,370

California Infrastructure and Economic

  Development Bank, Revenue

  (Clean Water State Revolving Fund)

   5%, 10/1/2017                                                                              8,735,000                9,744,679

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority,

  PCR:

      10.271%, 6/1/2014                                                                      24,165,000  (a,b)        35,786,432

      (Southern California Edison Co.):

         7%, 3/1/2005                                                                        15,000,000               15,308,100

         6.40%, 12/1/2024                                                                    12,600,000               12,611,718

California Public Works Board, LR:

  (Department of Corrections, Calipatria

    State Prison, Imperial County)

      6.50%, 9/1/2017 (Insured; MBIA)                                                        13,000,000               16,893,110

   (Department of General Services-

      Capital East End Complex)

      5.25%, 12/1/2019 (Insured; AMBAC)                                                      10,000,000               11,160,200

   (University of California Project)

      5.35%, 12/1/2015 (Insured; AMBAC)                                                      11,415,000               12,965,956

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,969,800

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (c)           8,479,959

California State University, Fresno Association Inc.,

  Auxiliary Organization Event Center Revenue:

      6%, 7/1/2022                                                                            3,500,000                3,697,750

      6%, 7/1/2026                                                                            2,500,000                2,628,300

      6%, 7/1/2031                                                                            5,250,000                5,467,665

California Statewide Communities

  Development Authority:

    COP:

         (Saint Joseph Health System Group)

            6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                            7,000,000  (c)           7,551,250

         (The Internext Group) 5.375%, 4/1/2030                                              19,000,000               19,101,080

      Revenue:

         (Kaiser Permanente) 5.50%, 11/1/2032                                                13,500,000               14,089,140

         (Sutter Health) 5.50%, 8/15/2028                                                    10,000,000               10,496,300

Central California Joint Powers

  Health Financing Authority, COP

  (Community Hospitals of Central California)

   5.75%, 2/1/2031                                                                           15,000,000               15,489,450

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                9,529,200

Fontana, Special Tax

   5.25%, 9/1/2017 (Insured; MBIA)                                                           10,000,000               11,276,400

Fremont Union High School District

   5.25%, 9/1/2025 (Insured; FGIC)                                                           11,295,000               12,242,086


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fresno, Sewer Revenue

   5.25%, 9/1/2019 (Insured; AMBAC)                                                           9,400,000               11,009,562

Los Angeles, GO:

   5%, 9/1/2019 (Insured; MBIA)                                                              13,110,000               14,364,365

   5%, 9/1/2020 (Insured; MBIA)                                                              12,610,000               13,723,967

Los Angeles County Metropolitan Transportation Authority,

  Proposition A First Tier Senior Sales Tax Revenue

   5%, 7/1/2018 (Insured; FSA)                                                               20,000,000               22,216,000

Los Angeles County Public Works Financing

  Authority, Revenue (Los Angeles County Flood

   Control District) 5%, 3/1/2011 (Insured; MBIA)                                            11,660,000               13,361,777

Los Angeles Department Water and Power, Revenue:

  Power System:

      5.25%, 7/1/2013 (Insured; MBIA)                                                        12,000,000               13,827,840

      5.25%, 7/1/2019 (Insured; FSA)                                                         44,000,000               48,990,920

   Waterworks

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,657,630

Los Angeles Harbor Department, Revenue

   6%, 8/1/2012                                                                               8,900,000                9,995,145

Merced Union High School District:

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  959,450

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  925,472

Metropolitan Water District of

  Southern California, Waterworks Revenue:

      5.25%, 3/1/2019                                                                         4,915,000                5,480,471

      5.25%, Series A, 3/1/2020                                                               4,425,000                4,905,599

      5.25%, Series B, 3/1/2020                                                               2,450,000                2,716,095

      5.25%, 3/1/2021                                                                         5,430,000                5,985,055

Modesto, Multi-Family Housing Mortage Revenue

   6.40%, 6/1/2029                                                                            7,723,000                7,853,364

M-S-R Public Power Agency, Revenue

   (San Juan Project) 5.90%, 7/1/2020                                                         5,490,000                5,498,455

Northern California Power Agency, Revenue

  (Hydroelectric Project Number 1):

      7%, 7/1/2016 (Insured; AMBAC)
         (Prerefunded 1/1/2016)                                                                 670,000  (c)             902,550

      5.125%, 7/1/2023 (Insured; MBIA)                                                       15,000,000               15,845,700

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (c)             534,221

Oakland Unified School District

   5.25%, 8/1/2024 (Insured; FGIC)                                                           17,275,000               18,717,808

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Pasadena Community Development Commission,

  MFHR (Civic Center)

   6.45%, 12/1/2021 (Insured; FSA)                                                           13,185,000               13,465,181

Port of Oakland, Revenue

  Special Facilities (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            1,385,000                1,403,047

Public Utilities Commission of the City and County

  of San Francisco, Clean Water Revenue:

      5%, 10/1/2012 (Insured; MBIA)                                                          23,095,000               26,800,362

      5%, 10/1/2013 (Insured; MBIA)                                                          22,195,000               25,735,546

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,581,426

Sacramento Municipal Utility District,

  Electric Revenue:

      6.50%, 9/1/2013 (Insured; MBIA)                                                         6,930,000                8,728,127

      9.795%, 11/15/2015 (Insured; MBIA)                                                      9,000,000  (a,b)         9,677,430

      5.20%, 7/1/2017 (Insured; MBIA)                                                           300,000                  336,318

      5%, 8/15/2020 (Insured; MBIA)                                                          14,010,000  (d)          15,352,438

      5%, 8/15/2033 (Insured; MBIA)                                                          10,000,000  (d)          10,594,100

San Bernardino County, COP

   (Capital Facilities Project) 6.875%, 8/1/2024                                              5,000,000                6,761,050

San Juan Unified School District:

   Zero Coupon, 8/1/2023 (Insured; FSA)                                                      10,030,000                3,849,313

   Zero Coupon, 8/1/2024 (Insured; FSA)                                                      10,655,000                3,859,454

Southern California Rapid Transportation District,

  COP (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,327,926

University of California, Revenue (Multi Purpose):

   5.25%, 9/1/2027 (Insured; MBIA)                                                           33,475,000               36,290,582

   5%, 9/1/2033 (Insured; FSA)                                                               10,000,000               10,569,600

Whittier Health Facility, Revenue

  (Presbyterian Intercommunity Hospital)

   5.75%, 6/1/2031                                                                           10,090,000               10,596,720

U.S. RELATED--11.1%

Commonwealth of Puerto Rico, Public Improvement

   5.50%, 7/1/2016 (Insured; MBIA)                                                           11,830,000               14,303,653


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

    Special Tax Revenue:

         5%, 7/1/2014 (Insured; AMBAC)                                                       15,000,000               16,700,550

         5.50%, 10/1/2032                                                                    26,000,000               29,461,380

         5.50%, 10/1/2040                                                                    33,290,000               37,742,870

Puerto Rico Public Finance Corp.
   5.125%, 6/1/2024                                                                          25,000,000               28,680,750

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,022,112,646)                                                                                           1,100,800,656
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.7%
------------------------------------------------------------------------------------------------------------------------------------

Abag Finance Authority for Nonprofit Corps.,
   Revenue, VRDN (Jewish Community
   Center Project) 1.30% (LOC; Bank of
   New York and Allied Irish Bank)                                                            3,775,000  (e)           3,775,000

California, VRDN 1.30%

   (LOC; Westdeutsche Landesbank
   and J.P. Morgan Chase & Co.)                                                              18,500,000  (e)          18,500,000

California Department of Water Resources,

  Power Supply, Revenue, VRDN:

      1.30% (LOC; Bank of New York)                                                           8,000,000  (e)           8,000,000

      1.30% (LOC; Bank of New York)                                                          12,000,000  (e)          12,000,000

California Statewide Communities

  Development Authority, Revenue, COP, VRDN

  (Sutter Health Obligation Group)

   1.25% (Insured; AMBAC)                                                                    10,300,000  (e)          10,300,000

Newport Beach, Revenue, VRDN

   (Hoag Memorial Hospital) 1.30%                                                               500,000  (e)             500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $53,075,000)                                                                                                 53,075,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,075,187,646)                                                          101.2%            1,153,875,656

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.2%)             (13,478,006)

NET ASSETS                                                                                       100.0%            1,140,397,650

                                                                                                            The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Assurance

GO                  General Obligation

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              67.8

AA                               Aa                              AA                                                9.0

A                                A                               AA                                               11.2

BBB                              Baa                             BBB                                               5.0

BB                               Ba                              BB                                                2.4

F1                               MIG1/P1                         SP1/A1                                            4.6

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003,
     THESE SECURITIES AMOUNTED TO $51,535,284 OR 4.5% OF NET ASSETS.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  AT MAY 31, 2003, 28.5% OF THE FUND'S NET ASSETS INSURED BY MBIA.



SEE NOTES TO THE FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,075,187,646  1,153,875,65

Cash                                                                    149,501

Interest receivable                                                  17,304,477

Receivable for shares of Common Stock subscribed                          3,933

Prepaid expenses                                                         30,579

                                                                  1,171,364,146
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           622,696

Payable for investment securities purchased                          27,838,049

Payable for shares of Common Stock redeemed                           2,381,656

Accrued expenses                                                        124,095

                                                                     30,966,496
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,140,397,650
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,055,411,242

Accumulated undistributed investment income--net                        124,601

Accumulated net realized gain (loss) on investments                   6,173,797

Accumulated net unrealized appreciation
  (depreciation) on investments                                      78,688,010
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,140,397,650
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      74,615,475

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.28

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     55,351,392

EXPENSES:

Management fee--Note 3(a)                                            6,673,238

Shareholder servicing costs--Note 3(b)                                 870,062

Custodian fees                                                          83,083

Professional fees                                                       58,968

Directors' fees and expenses--Note 3(c)                                 54,405

Prospectus and shareholders' reports                                    28,444

Registration fees                                                       26,175

Loan commitment fees--Note 2                                            15,470

Miscellaneous                                                           29,828

TOTAL EXPENSES                                                       7,839,673

INVESTMENT INCOME--NET                                              47,511,719
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             11,598,844

Net unrealized appreciation (depreciation) on investments           51,343,818

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              62,942,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               110,454,381

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                            ------------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         47,511,719          50,414,211

Net realized gain (loss) on investments        11,598,844          21,740,226

Net unrealized appreciation
   (depreciation) on investments               51,343,818            (512,772)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  110,454,381          71,641,665
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (47,254,638)         (50,093,523)

Net realized gain on investments             (11,261,160)         (18,656,233)

TOTAL DIVIDENDS                              (58,515,798)         (68,749,756)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 232,655,581         135,978,352

Dividends reinvested                           39,551,645          46,241,906

Cost of shares redeemed                      (283,499,067)       (184,856,463)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (11,291,841)         (2,636,205)

TOTAL INCREASE (DECREASE) IN NET ASSETS        40,646,742             255,704
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,099,750,908        1,099,495,204

END OF PERIOD                               1,140,397,650        1,099,750,908

Undistributed investment income--net              124,601                --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    15,706,623           9,245,260

Shares issued for dividends reinvested          2,665,098           3,147,739

Shares redeemed                               (19,100,849)        (12,550,197)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (729,128)           (157,198)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                       Year Ended May 31,
                                                           -------------------------------------------------------------------------

                                                           2003             2002(a)          2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                    14.60            14.56             13.65            14.72           14.88

Investment Operations:

Investment income--net                                      .63(b)           .67(b)            .71              .70             .68

Net realized and unrealized
   gain (loss) on investments                               .83              .29               .91            (1.01)           (.12)

Total from Investment Operations                           1.46              .96              1.62             (.31)            .56

Distributions:

Dividends from
   investment income--net                                  (.63)            (.67)             (.71)            (.71)           (.68)

Dividends from net realized
   gain on investments                                     (.15)            (.25)               --             (.05)           (.04)

Total Distributions                                        (.78)            (.92)             (.71)            (.76)           (.72)

Net asset value, end of period                            15.28            14.60             14.56            13.65           14.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          10.30             6.69             11.98            (2.04)           3.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .70              .71               .70              .73             .72

Ratio of net investment income
   to average net assets                                   4.27             4.54              4.87             5.03            4.56

Portfolio Turnover Rate                                   47.21            51.69             32.21            34.09           58.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,140,398        1,099,751          1,099,495       1,045,993       1,234,856

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE
     THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.51% TO
     4.54%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $58,534 during the period ended May 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,125,990, undistributed capital gains $4,047,807 and unrealized appreciation $78,737,328.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2003 and May 31, 2002, were as follows: tax exempt income $47,254,638 and $50,093,523, ordinary income $1,927,910 and $3,830,107 and long term capital gain $9,333,250 and $14,826,126, respectively.


During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $132,480, increased accumulated net realized gain (loss) on investments by $540,917 and decreased paid-in capital by $408,437. Net assets were not affected by this reclassification

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa
The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tion, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, the fund was charged $514,995 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $274,655 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2003, redemption fees charged and retained by the fund amounted to $65,350.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $516,467,857 and $495,781,178, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was $1,075,138,328; accordingly, accumulated net unrealized appreciation on investments was $78,737,328, consisting of $78,910,490 gross unrealized appreciation and $173,162 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus California Tax Exempt Bond Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                Ernst & Young LLP

New York, New York

July 7, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2003:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), and

  --the fund hereby designates $.1244 per share as a long-term capital gain distribution of the $.1501 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Directo

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

*    President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Consolidated Edison, Inc., a utility company, Director

*    Phoenix Companies, Inc., a life insurance company, Director

*    Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

JONI EVANS (61)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (76)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Isabella Stewart Gardner Museum, Trustee

*    John Merck Fund, a charitable trust, Trustee

*    Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                  For More Information

                        Dreyfus
                        California Tax Exempt
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  928AR0503



ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



(PAGE)

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

By:   /s/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /s/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.